                                                             Exhibit 99.906CERT

                          Rule 30a-2(b) CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Castle Convertible Fund, Inc., do hereby certify, to such officer's knowledge, that:

      (1) The semi-annual report on Form N-CSR of the Registrant for the period ended April 30, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Castle Convertible Fund, Inc..


Dated: June 22, 2006


/s/Dan C. Chung
----------------------------------------
Dan C. Chung
President
Castle Convertible Fund, Inc.

Dated: June 22, 2006

/s/ Frederick A. Blum
----------------------------------------
Frederick A. Blum
Treasurer
Castle Convertible Fund, Inc.

Dated: June 22, 2006

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.